FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries
March 31, 2006

             Financial Guaranty Insurance Company and Subsidiaries

                              Financial Statements

                                 March 31, 2006

                                    CONTENTS

Balance Sheets at March 31, 2006 (Unaudited) and December 31, 2005.................   1
Statements of Income for the Three Months Ended March 31, 2006
  and 2005 (Unaudited).............................................................   2
Statements of Cash Flows for the Three Months Ended March 31, 2006
  and 2005 (Unaudited).............................................................   3
Notes to Financial Statements (Unaudited)..........................................   4

             Financial Guaranty Insurance Company and Subsidiaries

                                 Balance Sheets

                (Dollars in thousands, except per share amounts)

                                                             MARCH 31      DECEMBER 31
                                                               2006            2005
                                                          --------------------------------
                                                            (Unaudited)
ASSETS
Fixed maturity securities, available for sale, at fair
  value (amortized cost of  $3,355,155 in 2006 and
  $3,277,291 in 2005)                                         $ 3,302,181   $3,258,738
Variable interest entity fixed maturity securities, held
  to maturity at amortized cost                                   750,000            -
Short-term investments                                            151,806      159,334
                                                          --------------------------------
                                                          --------------------------------
Total investments                                               4,203,987    3,418,072

Cash and cash equivalents                                          70,719       45,077
Accrued investment income                                          46,465       42,576
Reinsurance recoverable on losses                                   2,341        3,271
Prepaid reinsurance premiums                                      112,546      110,636
Deferred policy acquisition costs                                  72,754       63,330
Receivable from related parties                                         -        9,539
Property and equipment, net of accumulated depreciation
  of $1,151 in 2006 and  $885 in 2005                               2,850        3,092
Prepaid expenses and other assets                                  17,637       10,354
Federal income taxes                                                    -        2,158
                                                          --------------------------------
Total assets                                                   $4,529,300   $3,708,105
                                                          ================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Unearned premiums                                           $1,226,597   $1,201,163
   Losses and loss adjustment expenses                             50,228       54,812
   Ceded reinsurance balances payable                               3,968        1,615
   Accounts payable and accrued expenses and other
     liabilities                                                   20,229       36,359
   Payable for securities purchased                                19,366            -
   Capital lease obligations                                        4,328        4,262
   Variable interest entity floating rate notes                   750,000            -
   Accrued investment income - variable interest entity             1,176            -
   Federal income taxes payable                                    16,585            -
   Deferred income taxes                                           29,350       42,463
                                                          --------------------------------
Total liabilities                                               2,121,826    1,340,674
                                                          --------------------------------

Stockholder's equity:
  Common stock, par value $1,500 per share; 10,000 shares
    authorized, issued and outstanding                             15,000       15,000
  Additional paid-in capital                                    1,896,460    1,894,983
  Accumulated other comprehensive loss, net of tax               (33,750)      (13,597)
  Retained earnings                                               529,763      471,045
                                                          --------------------------------
Total stockholder's equity                                      2,407,473   $2,367,431
                                                          --------------------------------
                                                          --------------------------------
Total liabilities and stockholder's equity                     $4,529,300   $3,708,105
                                                          ================================

See accompanying notes to unaudited interim financial statements.

                                        1

             Financial Guaranty Insurance Company and Subsidiaries

                              Statements of Income
                                  (Unaudited)

                             (Dollars in thousands)

                                                     THREE MONTHS ENDED
                                                         MARCH 31,
                                                    2006           2005
                                                -----------------------------
Revenues:
  Gross premiums written                        $      89,281    $   84,404

  Ceded premiums written                              (6,423)        (1,795)
                                                -----------------------------
  Net premiums written                                 82,858        82,609
  Increase in net unearned premiums                  (23,394)       (29,976)
                                                -----------------------------
  Net premiums earned                                  59,464        52,633

  Net investment income                                32,319        27,440
  Net realized gains                                        -           118
   Net mark to market losses on credit
    derivative contracts                                (228)             -
  Other income                                            536           426
                                                -----------------------------
Total revenues                                         92,091        80,617
                                                -----------------------------

Expenses:
  Losses and loss adjustment expenses                 (1,933)        (2,611)
  Underwriting expenses                                24,117        20,650
  Policy acquisition cost deferred                   (12,513)       (10,671)
  Amortization of deferred policy acquisition
  costs                                                 3,192         2,149
Other operating expenses                                1,655             -
                                                -----------------------------
Total expenses                                         14,518         9,517
                                                -----------------------------

Income before income taxes                             77,573        71,100
Income tax expense                                     18,862        17,794
                                                -----------------------------
Net income                                            $58,711    $   53,306
                                                =============================

See accompanying notes to unaudited interim financial statements.

                                        2

             Financial Guaranty Insurance Company and Subsidiaries

                            Statements of Cash Flows
                                  (Unaudited)

                             (Dollars in thousands)
                                                               THREE MONTHS ENDED
                                                                   MARCH 31,
                                                              2006           2005
                                                         -------------------------------
OPERATING ACTIVITIES
Net income                                                  $   58,711     $   53,306
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Amortization of deferred policy acquisition costs            3,192          2,149
    Policy acquisition costs deferred                          (12,513)       (10,671)
    Depreciation of property and equipment                         266            143
    Amortization of fixed maturity securities                    8,314          9,600
    Amortization of short-term investments                          28              -
    Net realized gains on investments                                -           (118)
    Amortization of stock compensation expense                   1,476              -
    Change in accrued investment income, prepaid
      expenses and other assets                                (11,251)        (6,716)
    Change in mark-to-market losses on credit
      derivative contracts                                         228              -
    Change in reinsurance receivable                               931            265
    Change in prepaid reinsurance premiums                      (1,910)         4,378
    Change in unearned premiums                                 25,434         25,593
    Change in losses and loss adjustment expenses               (4,584)        (3,183)
    Change in receivable from related parties                    9,539            802
    Change in ceded reinsurance balances payable and
      accounts payable and accrued expenses and other
      liabilities                                              (12,763)       (10,936)
    Change in current federal income taxes receivable            2,158              -
    Change in current federal income taxes payable              16,585         12,676
    Change in deferred federal income taxes                        110          4,907
                                                         -------------------------------
Net cash provided by operating activities                       83,951         82,195
                                                         -------------------------------

INVESTING ACTIVITIES
Sales and maturities of fixed maturity securities               34,741         68,181
Purchases of fixed maturity securities                        (120,095)      (166,715)
Purchases, sales and maturities of short-term
  investments, net                                               7,528             22
Receivable for securities sold                                                   (171)
Payable for securities purchased                                19,366          9,320
Purchases of fixed assets                                          (24)           (86)
                                                         -------------------------------
Net cash used in investing activities                          (58,484)       (89,449)
                                                         -------------------------------

FINANCING ACTIVITIES
Capital contribution                                                 -          8,049
                                                         -------------------------------
Net cash provided by financing activities                            -          8,049
                                                         -------------------------------

Effect of exchange rate changes on cash                            175              -
                                                         -------------------------------

Net increase (decrease) in cash and cash equivalents            25,642            795
Cash and cash equivalents at beginning of period                45,077         69,292
                                                         -------------------------------
                                                         -------------------------------
Cash and cash equivalents at end of period                  $   70,719     $   70,087
                                                         ===============================

See accompanying notes to unaudited interim financial statements.

                                        3

             Financial Guaranty Insurance Company and Subsidiaries

                         Notes to Financial Statements
                            (Unaudited) (continued)

                             (Dollars in thousands)

1. BUSINESS AND ORGANIZATION

Financial   Guaranty  Insurance  Company  (the  "Company")  is  a  wholly  owned subsidiary of FGIC Corporation  ("FGIC Corp.").  The Company provides  financial guaranty  insurance  and other forms of credit  enhancement  for public  finance and structured  finance  obligations.  The Company began insuring public finance obligations  in 1984 and structured  finance  obligations in 1988. The Company's financial strength is rated "Aaa" by Moody's Investors  Service,  Inc., "AAA" by
Standard & Poor's  Rating  Services,  a division of The  McGraw-Hill  Companies,
Inc.,  and "AAA" by Fitch  Ratings,  Inc.  The  Company is licensed to engage in writing  financial  guaranty  insurance  in  all  50  states,  the  District  of
Columbia,  the  Commonwealth  of Puerto  Rico,  the U.S.  Virgin  Islands,  and,
through a branch, the United Kingdom.  In addition,  a United Kingdom subsidiary of the  Company  is  authorized  to write  financial  guaranty  business  in the
United  Kingdom and has  passport  rights to write  business  in other  European
Union member countries.

2. BASIS OF PRESENTATION

The consolidated  financial  statements  include the accounts of the Company and its subsidiaries.  All significant intercompany balances have been eliminated.

The accompanying  unaudited interim consolidated  financial statements have been prepared in accordance  with  accounting  principles  generally  accepted in the
United States ("GAAP) for interim financial  information.  Accordingly,  they do not include all of the information  and footnotes  required by GAAP for complete
financial   statements.   In  the  opinion  of   management,   all   adjustments
(consisting  of  normal  recurring  accruals)   considered  necessary  for  fair
presentation have been included.  Operating  results for the three-month  period ended  March 31,  2006 are not  necessarily  indicative  of results  that may be expected  for the  year  ending  December  31,  2006.  These  unaudited  interim consolidated  financial  statements  should  be read  in  conjunction  with  the audited  consolidated  financial  statements  for the year  ended  December  31,
2005, including accompanying notes.

Certain   2005  amounts   have  been   reclassified   to  conform  to  the  2006
presentation.

The  preparation  of  financial  statements  in  conformity  with GAAP  requires management to make estimates and  assumptions  that affect the amounts  reported in the financial  statements and the  accompanying  notes.  Actual results could differ from those estimates.

                                        4

             Financial Guaranty Insurance Company and Subsidiaries

                         Notes to Financial Statements
                            (Unaudited) (continued)

                             (Dollars in thousands)

3. REVIEW OF FINANCIAL GUARANTY INDUSTRY ACCOUNTING PRACTICES

The Financial  Accounting  Standards Board ("FASB") staff is considering whether additional  accounting  guidance is  necessary  to address  loss  reserving  and certain  other  practices  in the  financial  guaranty  industry.  Statement  of
Financial  Accounting  Standards  ("SFAS") No. 60,  Accounting  and Reporting by
Insurance  Enterprises,  was  developed  prior to the emergence of the financial guaranty  industry.  As it does  not  specifically  address  financial  guaranty contracts,  there has been diversity in the accounting for these  contracts.  In
2005,  the  FASB  added  a  project  to  consider  accounting  by  providers  of financial  guaranty  insurance.  The  objective  of the project is to develop an
accounting   model  for  financial   guaranty   contracts  issued  by  insurance
companies  that are not  accounted for as  derivative  contracts  under SFAS No.
133, Accounting for Derivative  Instruments and Hedging Activities.  The goal of this  project  is to develop a single  model for all  industry  participants  to apply.

The FASB is expected to issue proposed and final  pronouncements  on this matter in 2006.  When the FASB issues a final  pronouncement,  the Company,  along with other companies in the financial  guaranty  industry,  may be required to change certain  aspects of accounting  for loss  reserves,  premium income and deferred acquisition  costs.  It is not possible to predict the impact the FASB's  review may have on the Company's accounting practices.

5. PREMIUM REFUNDINGS

When an  obligation  insured by the Company is refunded  prior to the end of the
expected   policy   coverage   period,   any  remaining   unearned   premium  is
recognized.  A  refunding  occurs  when  an  insured  obligation  is  called  or legally  defeased prior to the stated  maturity.  Premiums  earned for the three months ended March 31, 2006 and 2005 include  $7,311 and $15,539,  respectively, related to the accelerated  recognition of unearned  premiums in connection with refundings.

6. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES

Loss reserves and loss  adjustment  expenses are regularly  reviewed and updated
based  on  claim  payments  and  the  results  of  ongoing   surveillance.   The
Company's  insured  portfolio  surveillance  is designed  to  identify  impaired obligations  and thereby  provide a materially  complete  recognition  of losses for each accounting  period.  The reserves are necessarily  based upon estimates and  subjective  judgments  about the  outcome  of  future  events,  and  actual results  will  likely  differ  from  these  estimates.  At March 31,  2006,  the
Company had case reserves of $30,278,  credit watchlist  reserves of $18,603 and an unallocated loss adjustment expense reserve of $1,347.

                                        5

             Financial Guaranty Insurance Company and Subsidiaries

                         Notes to Financial Statements
                            (Unaudited) (continued)

                             (Dollars in thousands)

6. LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES (CONTINUED)

At  December  31,  2005,  the  Company  had case  reserves  of  $31,981,  credit watchlist  reserves  of  $21,484  and  a  loss  adjustment  expense  reserve  of
$1,347.

Case reserves and credit  watchlist  reserves at March 31, 2006 included  $6,855 and $12,672,  respectively,  of estimated losses related to obligations impacted by Hurricane  Katrina.  Case reserves and credit watchlist  reserves at December
31,  2005  included  $8,511  and  $13,322,  respectively,  of  estimated  losses related to obligations  impacted by Hurricane  Katrina.  Given the unprecedented nature of the events and  magnitude  of damage in the affected  areas,  the loss reserves were  necessarily  based upon estimates and subjective  judgments about the  outcome  of future  events,  including  without  limitation  the amount and timing of any future  federal and state aid.  The loss  reserves  will likely be adjusted as additional  information becomes available,  and such adjustments may have a material  impact on future  results of operations.  However,  the Company believes  that the losses  ultimately  incurred as result of  Hurricane  Katrina will  not  have a  material  impact  on  the  Company's  consolidated  financial position.

7. INCOME TAXES

The Company's  effective  federal corporate tax rates of 24.3% and 25.0% for the three  months  ended March 31, 2006 and 2005,  respectively,  were less than the statutory  corporate  tax rate  (35%) on  income  due to  permanent  differences between financial and taxable income, principally tax-exempt interest.

8. REINSURANCE

Net  premiums  earned  are shown  net of ceded  premiums  earned  of $4,868  and
$6,200 for the three months ended March 31, 2006 and 2005, respectively.

9. VARIABLE INTEREST ENTITIES

Financial  Interpretation  No. 46,  Consolidation of Variable  Interest Entities
("FIN 46-R"),  provides  accounting and disclosure rules for determining whether
certain   entities  should  be   consolidated  in  the  Company's   consolidated
financial  statements.  An  entity  is  subject  to FIN  46-R,  and is  called a variable  interest entity ("VIE"),  if it has (i) equity that is insufficient to permit the entity to finance  its  activities  without  additional  subordinated financial  support  or  (ii)  equity  investors  that  cannot  make  significant decisions  about the entity's  operations  or that do not absorb the majority of expected  losses or receive the  majority of  expected  residual  returns of the entity. A VIE is consolidated by its

                                                6

             Financial Guaranty Insurance Company and Subsidiaries

                         Notes to Financial Statements
                            (Unaudited) (continued)

                             (Dollars in thousands)

9. VARIABLE INTEREST ENTITIES (CONTINUED)

primary  beneficiary,  which is the  party  that  has a  majority  of the  VIE's expected  losses  or a  majority  of its  expected  residual  returns,  or both.
Additionally,  FIN 46-R requires  disclosures  for companies  that have either a primary or  significant  variable  interest  in a VIE.  All other  entities  not
considered   VIEs  are   evaluated   for   consolidation   under  SFAS  No.  94,
Consolidation of all Majority-Owned Subsidiaries.

As  part  of  its  structured   finance  business,   the  Company  insures  debt
obligations  or  certificates  issued by special  purpose  entities.  During the first quarter of 2006,  the Company  consolidated  a third party VIE as a result of financial  guarantees  provided by the Company on one transaction  related to the  securitization  of  life  insurance  reserves.  This  third  party  VIE had assets of $750,000 and an equal amount of liabilities  at March 31, 2006,  which are shown under "Assets - Variable  interest  entity fixed maturity  securities, held to  maturity  at  amortized  cost" and  "Liabilities  -  Variable  interest entity  floating  rate  notes,"  respectively,  on  the  Company's  consolidated balance  sheet at  March  31,  2006.  In  addition,  accrued  investment  income includes  $1,176 related to the variable  interest  entity fixed income maturity securities and the  corresponding  liability is shown under "Accrued  investment expense-variable  interest entity" on the Company's  consolidated  balance sheet
at  March  31,   2006.   Although  the  third  party  VIE  is  included  in  the
consolidated  financial  statements,  its  creditors do not have recourse to the general  assets  of  the  Company  outside  of  the  financial  guaranty  policy provided to the VIE.  The Company has  evaluated  its other  structured  finance transactions  and does not believe any of the third party  entities  involved in these transactions requires consolidation or disclosure under FIN 46-R.

FGIC has arranged the issuance of  contingent  preferred  trust  securities by a group of  special  purpose  trusts.  Each  Trust is solely  responsible  for its obligations,  and has been  established  for the purpose of entering  into a put agreement  with  FGIC that  obligates  the  Trusts,  at  FGIC's  discretion,  to purchase  Perpetual  Preferred Stock of FGIC. The purpose of this arrangement is to provide  capital  support to FGIC by allowing it to obtain  immediate  access to new capital at its sole  discretion  at any time  through the exercise of the put  options.  These trusts are  considered  VIEs under FIN 46-R.  However,  the
Company is not  considered a primary  beneficiary  and therefore is not required to consolidate the trusts.

9. DERIVATIVE INSTRUMENTS

The Company  provides  credit default swaps ("CDSs") to certain buyers of credit protection  by  entering  into  contracts  that  reference  collateralized  debt obligations  from cash and  synthetic  structures  backed by pools of corporate, consumer or  structured  finance  debt.  It also  offers  credit  protection  on public  finance and  structured  finance  obligations  in CDS form.  The Company considers these  agreements to be a normal  extension of its financial  guaranty insurance business,

                                                7

             Financial Guaranty Insurance Company and Subsidiaries

                         Notes to Financial Statements
                            (Unaudited) (continued)

                             (Dollars in thousands)

9. DERIVATIVE INSTRUMENTS (CONTINUED)

although  they  are  considered  derivatives  for  accounting  purposes.   These
agreements  are  recorded at fair  value.  The  Company  believes  that the most meaningful  presentation of the financial  statement impact of these derivatives is to reflect  premiums as installments  are received,  and to record losses and loss  adjustment  expenses  and changes in fair value as  incurred.  The Company recorded  $4,235  of net  earned  premium,  $0 in  losses  and  loss  adjustment expenses,  and net mark-to-market  losses of $228 in changes in fair value under these  agreements  for the  three  months  ended  March 31,  2006.  The gains or losses  recognized  by recording  these  contracts at fair value are  determined each quarter  based on quoted  market  prices,  if  available.  If quoted market prices  are  not  available,  the  determination  of  fair  value  is  based  on internally developed estimates.  The  inception-to-date  mark-to-market gain and
(loss) on the CDS  portfolio  were $890 and  $(1,831) at March 31, 2006 and $545 and  ($712)  at  December  31,  2005,  recorded  in  other  assets  and in other liabilities,  respectively.  The  Company  did not enter into any CDS  contracts during the three months ended March 31, 2005.

10. STOCK COMPENSATION PLAN

Employees of the Company  participate  in a stock  incentive  plan that provides for stock-based compensation,  including stock options,  restricted stock awards and restricted  stock units of FGIC Corp.  Stock options are granted for a fixed number  of shares  with an  exercise  price  equal to or  greater  than the fair value of the  shares  at the date of the  grant.  Restricted  stock  awards  and restricted  stock  units are  valued at the fair value of the stock on the grant date,  with no cost to the  grantee.  Prior to January 1, 2006,  FGIC Corp.  and the Company  accounted  for those plans under the  recognition  and  measurement provisions  of APB Opinion No. 25,  Accounting  for Stock  Issued to  Employees,
and  related  Interpretations,  as  permitted  by SFAS No. 123,  Accounting  for
Stock-Based  Compensation.  No stock-based  employee  compensation  cost related
to  stock  options  was  allocated  to  the  Company  by  FGIC  Corp.   for  the
three-month  period ended March 31, 2005,  as all options  granted  through that date had an exercise  price equal to the market value of the  underlying  common stock on the date of grant.  For  grants  of  restricted  stock  and  restricted stock units to employees of the Company,  unearned  compensation,  equivalent to the  fair  value  of the  shares  at the  date of  grant,  is  allocated  to the
Company.

Effective  January 1, 2006,  the FGIC Corp.  and the  Company  adopted  the fair value  recognition  provisions of SFAS No. 123(R),  Share-Based  Payment,  using
the  modified-prospective-transition   method.  Under  that  transition  method,
compensation  cost  allocated  to the Company for the  three-month  period ended
March 31, 2006 included  compensation cost for all share-based  payments granted prior to,  but not yet vested as of,  January  1, 2006,  based on the grant date fair value  estimated  in  accordance  with SFAS No.  123(R).  Results for prior periods have not been

                                        8

             Financial Guaranty Insurance Company and Subsidiaries

                         Notes to Financial Statements
                            (Unaudited) (continued)

                             (Dollars in thousands)

10. STOCK COMPENSATION PLAN (CONTINUED)

restated.  As a result of adopting  SFAS No. 123(R)  effective  January 1, 2006, the  Company's  income  before  income taxes and net income for the  three-month period  ended  March 31,  2006 were  reduced by $1,308  and $850,  respectively, than if it had continued to account for share-based  compensation  under Opinion
25.

The following  table  illustrates the effect on net income of the Company if the
Company  had applied the fair value  recognition  provisions  of SFAS No. 123 to options  granted  under  the  Company's  plan  for all  periods  presented.  For purposes of this pro forma disclosure, the value of
the options is estimated  using a  Black-Scholes-Merton  option pricing  formula and amortized to expense over the options' vesting periods.

                                                                MARCH 31, 2005

Net Income, as reported                                          $   53,306

   Add: Stock-based  director  compensation expense included in
   reported net income, net of related tax effects                       20

   Deduct:  Total  stock-based  employee  compensation  expense determined  under fair  value-based  method for all  awards,
   net of related tax effects                                          (443)
                                                                ----------------

Pro Forma Net Income                                            $    52,883
                                                                ================

12. COMPREHENSIVE INCOME

Accumulated other  comprehensive  loss of the Company consists of net unrealized
gains  (losses)  on  investment   securities,   foreign   currency   translation
adjustments  and a cash  flow  hedge.  The  components  of  total  comprehensive income  for the  three-month  period  ended  March  31,  2006 and  2005  were as follows:

                                       THREE MONTHS ENDED
                                           MARCH 31,
                                       2006           2005
                                  --------------- -------------
                                  --------------- -------------
Net Income                           $ 58,711       $ 53,306
Other comprehensive loss              (20,153)       (32,222)
                                  --------------- -------------
                                  --------------- -------------
Total comprehensive income           $    38,558    $ 21,804
                                  =============== =============

                                        9

             Financial Guaranty Insurance Company and Subsidiaries

                         Notes to Financial Statements
                            (Unaudited) (continued)

                             (Dollars in thousands)

12. COMPREHENSIVE INCOME (CONTINUED)

The  components of other  comprehensive  loss for the  three-month  period ended
March 31, 2006 and 2005 were as follows:

                                                  THREE MONTHS ENDED MARCH 31, 2006
                                              -------------------------------------------
                                                 BEFORE                       NET OF
                                                   TAX                          TAX
                                                 AMOUNT          TAX          AMOUNT
                                              -------------- ------------- --------------

Unrealized holding losses arising during
  the period                                  $     (31,497) $    11,022   $(20,475)

Foreign currency translation adjustment                 494         (172)       322
                                              -------------- ------------- --------------

Total other comprehensive loss                $     (31,003) $    10,850   $(20,153)
                                              ============== ============= ==============

                                                   THREE MONTHS ENDED MARCH 31, 2005
                                              --------------------------------------------
                                                 BEFORE                        NET OF
                                                   TAX                          TAX
                                                 AMOUNT          TAX           AMOUNT
                                              -------------- ------------- ---------------
Unrealized holding losses arising during
  the period                                   $    (48,536) $     16,988     $  (31,548)
Less reclassification adjustment for gains
  realized
  in net income                                        (118)           41            (77)
                                              -------------- ------------- ---------------
Unrealized losses on investments                    (48,654)       17,029        (31,625)
Foreign currency translation adjustment                (918)          321           (597)
                                              -------------- ------------- ---------------
Total other comprehensive loss                 $    (49,572) $     17,350     $  (32,222)
                                              ============== ============= ===============